Exhibit 32.2

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Hunter Strassman, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of StartEngine Crowdfunding, Inc. for the fiscal year ended December 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of StartEngine Crowdfunding, Inc.

Date: March 31, 2026	By:	/s/ Hunter Strassman
	Name:	Hunter Strassman
	Title:	Chief Financial Officer
StartEngine Crowdfunding, Inc.